Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	10,900.73
Total Transaction Valuation	78,933,619.65
Total Offset Amount	0
Net Fee	$ 10,900.73